AMENDMENT to the Agreement dated November 12,

             1992, as previously amended by agreements dated May 27,

             1993 and January 1, 1995 (hereafter referred to as the

             "Agreement") , between CLARK EQUIPMENT COMPANY ("CLARK")

             and THOMAS C. CLARKE ("Mr. Clarke").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                       WHEREAS, Mr. Clarke and CLARK have agreed to this

             Amendment as a clarification of the terms of the Agreement;

             and

                       WHEREAS, legislative changes to Section 411 of

             the Internal Revenue Code of 1986 have resulted in the

             deletion of the statutory reference to the interest rate to be used for certain calculations under the Agreement.


                       NOW, THEREFORE, in consideration of the premises

             and mutual agreements of the parties herein contained, it

             is agreed that certain provisions of the Agreement be

             amended to clarify the meaning of such provisions:


                       Section 9.5 of the Agreement is hereby revised to

             read in its entirety as follows:


                       9.5  Present Value Calculation.  For purposes of
                            -------------------------

                  paragraphs (a) and (b) of Section 9.4, "present

                  value," will be calculated using the interest rate

                  that would be used by the Pension Benefit Guaranty

                  Corporation for
                  purposes of determining the present value of a lump

                  sum distribution on the termination of a plan subject

                  to Title IV of the Employee Retirement Income Security

                  Act of 1974, as amended, formerly referred to in

                  Section 411(a)(11)(B)(ii) of the Internal Revenue Code

                  of 1986, as of the date of such termination and the

                  1983 Group Annuitants Mortality Table, or the

                  mortality table (if it is different) then being used

                  by CLARK's actuaries for valuation purposes with

                  respect to CLARK's qualified pension plans.  All

                  calculations for the purposes of Sections 9.4 and 9.7

                  shall be made, at the expense of CLARK, by the

                  independent auditors of CLARK.  As soon as practicable

                  after the need for such calculation arises, CLARK

                  shall provide to its auditors all information needed

                  to perform such calculations.

                       IN WITNESS WHEREOF, CLARK and Mr. Clarke have

             caused this Amendment to the Agreement to be executed as of the 28th day of March, 1995.



                                           CLARK EQUIPMENT COMPANY

             /s/ Thomas C. Clarke          By: /s/ Frank M. Sims
             --------------------              ----------------------
                 Thomas C. Clarke                  Frank M. Sims
                                                Senior Vice President

                       AMENDMENT No. 1 to the Agreement dated

             November 12, 1992 (hereafter referred to as the

             "Agreement"), between CLARK EQUIPMENT COMPANY ("CLARK") and

             THOMAS L. DOEPKER (the "Executive").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                       WHEREAS, the Executive remains in the employ of

             CLARK and the Executive and CLARK have agreed to this

             Amendment No. 1 as a clarification of the terms of the

             Agreement; and


                       WHEREAS, legislative changes to Section 411 of

             the Internal Revenue Code of 1986 have resulted in the

             deletion of the statutory reference to the interest rate to be used for certain calculations under the Agreement.


                       NOW, THEREFORE, in consideration of the premises

             and mutual agreements of the parties herein contained, it

             is agreed that certain provisions of the Agreement be

             amended to clarify the meaning of such provisions:


                       Section 14.5 of the Agreement is hereby revised

             to read in its entirety as follows:


                       14.5  Present Value Calculation  For purposes of
                             -------------------------

                  paragraphs (a) and (b) of Section 14.4, "present

                  value" will be calculated using the interest rate that

                  would be used by the Pension Benefit Guaranty

                  Corporation for
                  purposes of determining the present value of a lump

                  sum distribution on the termination of a plan subject

                  to Title IV of the Employee Retirement Income Security

                  Act of 1974, as amended, formerly referred to in

                  Section 411(a)(11)(B)(ii) of the Internal Revenue Code

                  of 1986, as of the date of such termination and the

                  1983 Group Annuitants Mortality Table, or the

                  mortality table (if it is different) then being used

                  by CLARK's actuaries for valuation purposes with

                  respect to CLARK's qualified pension plans.  All

                  calculations for the purposes of Sections 14.4 and

                  14.7 shall be made, at the expense of CLARK, by the

                  independent auditors of CLARK.  As soon as practicable

                  after the need for such calculation arises, CLARK

                  shall provide to its auditors all information needed

                  to perform such calculations.

                       IN WITNESS WHEREOF, CLARK and the Executive have

             caused this Amendment No. 1 to the Agreement to be executed as of the 28th day of March, 1995.


                                           CLARK EQUIPMENT COMPANY

             /s/ Thomas L. Doepker         By: /s/ Leo J. McKernan
             -----------------------          ------------------------
                 Thomas L. Doepker            Leo J. McKernan
                                              Chairman, President and
                                              Chief Executive officer

                       AMENDMENT No. 1 to the Agreement dated November

             12, 1992 (hereafter referred to as the "Agreement"),

             between CLARK EQUIPMENT COMPANY ("CLARK") and WILLIAM N.

             HARPER (the "Executive").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                       WHEREAS, the Executive remains in the employ of

             CLARK and the Executive and CLARK have agreed to this

             Amendment No. 1 as a clarification of the terms of the

             Agreement; and


                       WHEREAS, legislative changes to Section 411 of

             the Internal Revenue Code of 1986 have resulted in the

             deletion of the statutory reference to the interest rate to be used for certain calculations under the Agreement.


                       NOW, THEREFORE, in consideration of the premises

             and mutual agreements of the parties herein contained, it

             is agreed that certain provisions of the Agreement be

             amended to clarify the meaning of such provisions:


                       Section 14.5 of the Agreement is hereby revised

             to read in its entirety as follows:


                       14.5  Present Value Calculation.  For purposes of
                             -------------------------

                  paragraphs (a) and (b) of Section 14.4, "present

                  value" will be calculated using the interest rate that

                  would be used by the Pension Benefit Guaranty

                  Corporation for
                  purposes of determining the present value of a lump

                  sum distribution on the termination of a plan subject

                  to Title IV of the Employee Retirement Income Security

                  Act of 1974, as amended, formerly referred to in

                  Section 411(a)(11)(B)(ii) of the Internal Revenue Code

                  of 1986, as of the date of such termination and the

                  1983 Group Annuitants Mortality Table, or the

                  mortality table (if it is different) then being used

                  by CLARK's actuaries for valuation purposes with

                  respect to CLARK's qualified pension plans.  All

                  calculations for the purposes of Sections 14.4 and

                  14.7 shall be made, at the expense of CLARK by the

                  independent auditors of CLARK.  As soon as practicable

                  after the need for such calculation arises, CLARK

                  shall provide to its auditors all information needed

                  to perform such calculations.

                       IN WITNESS WHEREOF, CLARK and the Executive have

             caused this Amendment No. 1 to the Agreement to be executed as of the 28th day of March, 1995.


                                           CLARK EQUIPMENT COMPANY


             /s/ William N. Harper         By:/s/ Leo J. McKernan
             ------------------------         -----------------------
                William N. Harper             Leo J. McKernan
                                              Chairman, President and
                                              Chief Executive Officer

                       AMENDMENT No. 1 to the Agreement dated November

             12, 1992 (hereafter referred to as the "Agreement"),

             between CLARK EQUIPMENT COMPANY ("CLARK") and BERNARD D.

             HENELY (the "Executive").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                       WHEREAS the Executive remains in the employ of

             CLARK and the Executive and CLARK have agreed to this

             Amendment No. 1 as a clarification of the terms of the

             Agreement; and


                       WHEREAS, legislative changes to Section 411 of

             the Internal Revenue Code of 1986 have resulted in the

             deletion of the statutory reference to the interest rate to be used for certain calculations under the Agreement.


                       NOW, THEREFORE, in consideration of the premises

             and mutual agreements of the parties herein contained, it

             is agreed that certain provisions of the Agreement be

             amended to clarify the meaning of such provisions:


                  Section 14.5 of the Agreement is hereby revised to

             read in its entirety as follows:


                       14.5  Present Value Calculation.  For purposes of
                             -------------------------

                  paragraphs (a) and (b) of Section 14.4, "present

                  value" will be calculated using the interest rate that

                  would be used by the Pension Benefit Guaranty

                  Corporation for
                  purposes of determining the present value of a lump

                  sum distribution on the termination of a plan subject

                  to Title IV of the Employee Retirement Income Security

                  Act of 1974, as amended, formerly referred to in

                  Section 411(a)(11)(B)(ii) of the Internal Revenue Code

                  of 1986, as of the date of such termination and the

                  1983 Group Annuitants Mortality Table, or the

                  mortality table (if it is different) then being used

                  by CLARK's

                  actuaries for valuation purposes with respect to

                  CLARK's qualified pension plans.  All calculations for

                  the purposes of Sections 14.4 and 14.7 shall be made,

                  at the expense of CLARK, by the independent auditors

                  of CLARK.  As soon as practicable after the need for

                  such calculation arises, CLARK shall provide to its

                  auditors all information needed to perform such

                  calculations.

                       IN WITNESS WHEREOF, CLARK and the Executive have

             caused this Amendment No. 1 to the Agreement to be executed as of the 28th day of March, 1995.

                                            CLARK EQUIPMENT COMPANY


             /s/ Bernard D. Henely          By:/s/ Leo J. McKernan
             ------------------------          -------------------------
                  Bernard D. Henely            Leo J. McKernan
                                                 Chairman, President and
                                                 Chief Executive Officer

                       AMENDMENT No. 1 to the Agreement dated November

             12, 1992 (hereafter referred to as the Agreement), between

             CLARK EQUIPMENT COMPANY ("CLARK") and LEO J. McKERNAN (the

             "Executive")


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                       WHEREAS, the Executive remains in the employ of

             CLARK and the Executive and CLARK have agreed to this

             Amendment No. 1 as a clarification of the terms of the

             Agreement; and


                       WHEREAS, legislative changes to Section 411 of

             the Internal Revenue Code of 1986 have resulted in the

             deletion of the statutory reference to the interest rate to be used for certain calculations under the Agreement.


                       NOW, THEREFORE, in consideration of the premises

             and mutual agreements of the parties herein contained, it

             is agreed that certain provisions of the Agreement be

             amended to clarify the meaning of such provisions:


                       Section 12.5 of the Agreement is hereby revised

             to read in its entirety as follows:


                       12.5  Present Value Calculation.  For purposes of
                             -------------------------

                  paragraphs (a) and (b) of Section 12.4, "Present

                  value" will be calculated using the interest rate that

                  would be used by the Pension Benefit Guaranty

                  Corporation for
                  purposes of determining the present value of a lump

                  sum distribution on the termination of a plan subject

                  to Title IV of the Employee Retirement Income Security

                  Act of 1974, as amended, formerly referred to in

                  Section 411(a)(11)(B)(ii) of the Internal Revenue Code

                  of 1986, as of the date of such termination and the

                  1983 Group Annuitants Mortality Table, or the

                  mortality table (if it is different) then being used

                  by CLARK's actuaries for valuation purposes with

                  respect to CLARK's qualified pension plans.  All

                  calculations for the purposes of Sections 12.4 and

                  12.7 shall be made, at the expense of CLARK, by the

                  independent auditors of CLARK.  As soon as practicable

                  after the need for such calculation arises, CLARK

                  shall provide to its auditors all information needed

                  to perform such calculations.

                       IN WITNESS WHEREOF, CLARK and the Executive have

             caused this Amendment No. 1 to the Agreement to he executed as of the 28th day of March, 1995.

                                           CLARK EQUIPMENT COMPANY

             /s/ Leo J. McKernan           By:/s/ Frank M. Sims
             ----------------------           ---------------------
                Leo J. McKernan               Frank M. Sims
                                              Senior Vice President

                       AMENDMENT No. 1 to the Agreement dated February

             15, 1995 (hereafter referred to as the "Agreement"),

             between CLARK EQUIPMENT COMPANY ("CLARK") and FRANK M. SIMS

             (the "Executive").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                       WHEREAS, the Executive remains in the employ of

             CLARK and the Executive and CLARK, have agreed to this

             Amendment No. 1 as a clarification of the terms of the

             Agreement; and


                       WHEREAS, legislative changes to Section 411 of

             the Internal Revenue Code of 1986 have resulted in the

             deletion of the statutory reference to the interest rate to be used for certain calculations under the Agreement.


                       NOW, THEREFORE, in consideration of the premises

             and mutual agreements of the parties herein contained, it

             is agreed that certain provisions of the Agreement be

             amended to clarify the meaning of such provisions:


                       Section 9.5 of the Agreement is hereby revised to

             read in its entirety as follows:


                       9.5  Present Value Calculation.  For purposes of
                            -------------------------

                  paragraphs (a) and (b) of Section 9.4, "present value"

                  will be calculated using the interest rate that would

                  be used by the Pension Benefit Guaranty Corporation

                  for
                  purposes of determining the present value of a lump

                  sum distribution on the termination of a plan subject

                  to Title IV of the Employee Retirement Income Security

                  Act of 1974, as amended, formerly referred to in

                  Section 411(a)(11)(B)(ii) of the Internal Revenue Code

                  of 1986, as of the date of such termination and the

                  1983 Group Annuitants Mortality Table, or the

                  mortality table (if it is different) then being used

                  by CLARK's actuaries for valuation purposes with

                  respect to CLARK's qualified pension plans.  All

                  calculations for the purposes of Sections 9.4 and 9.7

                  shall be made, at the expense of CLARK, by the

                  independent auditors of CLARK.  As soon as practicable

                  after the need for such calculation arises, CLARK

                  shall provide to its auditors all information needed

                  to perform such calculations.

                       IN WITNESS WHEREOF, CLARK and the Executive have

             caused this Amendment No. 1 to the Agreement to be executed as of the 28th day of March, 1995.

                                           CLARK EQUIPMENT COMPANY

             /s/ Frank M. Sims             /s/ Leo J. McKernan
             ----------------------        --------------------------
                Frank M. Sims              Leo J. McKernan
                                             Chairman, President and
                                             Chief Executive Officer

                    AMENDMENT No. 1 to the Agreement dated September 1,

             1992, (hereafter referred to as the Agreement") , between

             CLARK EQUIPMENT COMPANY ("CLARK") and ROBERT N. SPOLUM

             ("Mr.  Spolum")


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                    WHEREAS, Mr. Spolum and CLARK have agreed to this

             Amendment No. 1 as a clarification of the terms of the

             Agreement; and

                    WHEREAS, legislative changes to Section 411 of the

             Internal Revenue Code of 1986 have resulted in the deletion of the statutory reference to the interest rate to be used for certain calculations under the Agreement.


                    NOW, THEREFORE, in consideration of the premises and

             mutual agreements of the parties herein contained, it is

             agreed that certain provisions of the Agreement be amended to clarify the meaning of such provisions:


                    1.  Section 17.5 of the Agreement is hereby revised

             to read in its entirety as follows:


                    17.5  Present Value Calculation. For purposes of
                          -------------------------

               paragraphs (a) and (b) of Section 17.4, "present value"

               will be calculated using the interest rate that would be

               used by the Pension Benefit Guaranty Corporation for

               purposes of determining the present value of a lump sum distribution on the termination of a plan subject to

               Title IV of the Employee Retirement Income Security Act

               of 1974, as amended, formerly referred to in Section

               411(a)(11)(B) (ii) of the Internal Revenue Code of 1986,

               as of the date of such termination and the 1983 Group

               Annuitants Mortality Table.  All calculations for the

               purposes of Sections 17.4 and 17.7 shall be made, at the

               expense of CLARK, by the independent auditors of CLARK.

               As soon as practicable after the need for such

               calculation arises, CLARK shall provide to its auditors

               all information needed to perform such calculations.


                    2.  Section 3.5 of the Agreement is hereby revised

               by replacing the phrase "calculated using the interest

               rate specified in Section 411(a)(11)(B)(ii) of the

               Internal Revenue Code of 1986 as of the date of such

               termination and the 1983 Group Annuitants Mortality

               Table" with the phrase "calculated as described in

               Section 17.5".

                    IN WITNESS WHEREOF, CLARK and Mr. Spolum have caused

             this Amendment No. 1 to the Agreement to be executed as of the 28th day of March, 1995.

                                           CLARK EQUIPMENT COMPANY

             /s/ Robert N. Spolum          By:/s/ Frank R. Sims
             ------------------------         ----------------------
                 Robert N. Spolum             Frank R. Sims
                                              Senior Vice President


























































                             -3-